SMITH BARNEY MULTIPLE DISCIPLINE TRUST (the “Trust”)

On Behalf of

Multiple Discipline Portfolio – Balanced All Cap Growth and Value (“Balanced Portfolio”)

SUPPLEMENT DATED DECEMBER 16, 2004

TO THE PROSPECTUS DATED APRIL 29, 2004

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus:

Effective immediately, the following information supersedes certain disclosure contained in the Prospectus of the Balanced Portfolio under the section entitled “Principal investment strategies – Government Securities Management (7-Year) segment”:

Fixed Income segment – Government Securities Management. The segment managers focus on short-term to intermediate-term U.S. Treasury bills, notes and bonds and U.S. government securities, with an average maturity of approximately 2.5 to 7 years. The segment is managed based on analysis of specific fundamental factors. The segment managers are responsible for monitoring daily market activity in an attempt to provide incremental return exceeding that expected under certain buy and hold and random trading strategies. As a general procedure, the segment managers determine the average maturity position according to the following guidelines:

Market Conditions	Portfolio Position	Average Maturity for the Segment
Rising Interest Rates	Defensive	2.5 Years
Conditions Unclear	Neutral	4.0 Years
Falling Interest Rates	Positive	7.0 Years

In selecting securities and assembling the segment, the segment managers screen for greatest relative value and structure the segment to maximize total return and reduce risk.

Effective immediately, the following information supplements the disclosure contained in the Prospectus of the Balanced Portfolio under the section entitled “Manager”:

Valerie Bannon, investment officer of the Manager and director of CGM, is the segment co-manager responsible for the day-to-day management of the Fixed Income – Government Securities Management segment of the Balanced Portfolio. Ms. Bannon has been responsible for this segment since 2004. Ms. Bannon has been a portfolio manager with Smith Barney Fund Management LLC or its predecessor firms since 1998 and serves as a portfolio manager of other Smith Barney funds.

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